Exhibit 10.1

COMMUNITY FIRST BANKSHARES, INC.

ANNUAL INCENTIVE PLAN

2000

2000 AIP
GROUP		TARGET INCENTIVE	MAXIMUM
I	CEO	50%	100%

II	VICE CHAIRS/EVP’S	35%	70%

III	SVP’S	25%	50%

IV	VP’S	15%	30%

SPLIT 50% INTERNAL & 50% EXTERNAL
	TARGET	INTERNAL	EXTERNAL
I	50%	25%	25%

II	35%	17.5%	17.5%

III	25%	12.5%	12.5%

IV	15%	7.5%	7.5%

INTERNAL AWARD CALCULATION

Based on performance versus plan EPS as target.
No award if less than 90% of plan.
Double internal amount @ 110% of plan (see schedule).
Round up at .5 (plan) and down at <.5.

			Award % of Base Salary
% of Plan	Fully Diluted EPS	I	II	III	IV
90.00%	$1.530	0.000%	0.000%	0.000%	0.000%
91.00%	$1.547	2.500%	1.750%	1.250%	0.750%
92.00%	$1.564	5.000%	3.500%	2.500%	1.500%
93.00%	$1.581	7.500%	5.250%	3.750%	2.250%
94.00%	$1.598	10.000%	7.000%	5.000%	3.000%
95.00%	$1.615	12.500%	8.750%	6.250%	3.750%
96.00%	$1.632	15.000%	10.500%	7.500%	4.500%
97.00%	$1.649	17.500%	12.250%	8.750%	5.250%
98.00%	$1.666	20.000%	14.000%	10.000%	6.000%
99.00%	$1.683	22.500%	15.750%	11.250%	6.750%
100.00%	$1.700	25.000%	17.500%	12.500%	7.500%
101.00%	$1.717	27.500%	19.250%	13,750%	8.250%
102.00%	$1.734	30.000%	21.000%	15.000%	9.000%
103.00%	$1.751	32.500%	22.750%	16.250%	9.750%
104.00%	$1.768	35.000%	24.500%	17,500%	10.500%
105.00%	$1.785	37.500%	26.250%	18.750%	11.250%
106.00%	$1.802	40.000%	28.000%	20.000%	12.000%
107.00%	$1.819	42.500%	29.750%	21.250%	12.750%
108.00%	$1.836	45.000%	31.500%	22.500%	13.500%
109.00%	$1.853	47.500%	33.250%	23.750%	14.250%
110.00%	$1.870	50.000%	35.000%	25.000%	15.000%

EXTERNAL AWARD CALCULATION

SNL peer group (30 banks) for current performance year based on group as of 12/31/98.

Combines incentive for Return on Equity (ROE) and Total Shareholder Return (TSR) (see matrix).

SNL 20 Bank Group

Percentile	85th or higher	100%	150%	200%
ROE	50th*	50%	100%	150%
	49th or lower	0%	50%	100%
		49th or lower	50th *	85th or higher
				Percentile TSR

*Award will be prorated from 50th% to 85th%.

External award calculation:

		% of Salary at Performance Level
	Target	50%	100%	150%	20%
I	25%	12.5%	25%	37.5%	50%
II	17.5%	8.75%	17.5%	26.25%	35%
III	12.5%	6.25%	12.5%	18.75%	25%
IV	7.5%	3.75%	7.5%	11.25%	15%

The Selected Peer Group reflects our selection of the 29 other institutions most like the subject institution to be used as a peer group in comparing relative compensation levels.  The automated process searches in sequence for:

1.	Banks in the same state within 40% of total assets.
2.	Banks in the same region within 40% of total assets.
3.	Banks in the same state within 80% of total assets.
4.	Banks in the same region within 80% of total assets.
5.	Any bank within 40% of total assets.
6.	Any bank within 80% of total assts.
7.	Banks closest in asset size.

If at any point in the sequence 29 banks are found, the sequence stops and those banks form the Selected Peer Group.  If step six is reached and there are still not 29 other banks, the banks closest in asset size any where in the country are chosen to round out the peer group.